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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    November 16, 2001

                                    37Point9
             (Exact Name of Registrant as Specified in its Charter)

         Nevada                      000-29989               86-0889096
(State or other jurisdiction       (Commission             (IRS Employer
     of Incorporation)              File Number)         Identification No.)

        444 West C Street Suite 330, San Diego, CA              92101
        (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:       (619) 222-2568

                11665 Avena Place, Suite 209, San Diego, CA 92128
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         On November 16, 2001, the Company was advised of a lawsuit filed against it and other individuals which was reported on the Company's 10-Q report filed November 19, 2001. On December 11, 2001, the Company was able to resolve the claims against the company and Plaintiffs have agreed to dismiss all action against the company and certain officers and directors with prejudice.

         On November 28, 2001 the Board of Directors terminated the services of Charles Kallmann as Chief Executive Officer of the Company and removed him for cause from the Board of Directors pursuant to the By-Laws of the Company. Douglas Brown was appointed as Acting Chairman of the Board pending the outcome of a search for a qualified individual to join the Board of Directors.

         On November 29, 2001 Charles Kallmann was removed as a Director and Chairman of the Board of 37Point9 wholly owned subsidiary Acquagiene Products Unlimited pursuant to the By-Laws of the Company.

         On November 29, 2001 Charles Kallmann was terminated as Chief Executive Officer and President of 37Point9 wholly owned subsidiary Acquagiene Products Unlimited pursuant to the By-Laws of the Company.

         On November 29, 2001 Charles Kallmann was removed as a Director and Chairman of the Board of 37Point9 wholly owned subsidiary Cerno Holdings Ltd. pursuant to the By-Laws of the Company.

         On November 29, 2001 Charles Kallmann was terminated as Chief Executive Officer and President of 37Point9 wholly owned subsidiary Cerno Holdings Ltd. pursuant to the By-Laws of the Company.

         On November 30, 2001 Robert Parker resigned as Board member and President of 37Point9 wholly owned subsidiary Acquagiene Products Unlimited.

         On December 1, 2001 the Company changed its physical address to 444 West C Street, Suite 330, San Diego, CA 92101.

         On December 6, 2001, the company initiated an internal investigation to determine the facts surrounding certain personal actions taken, representations to third parties, and statements made to the Board of Directors and management of the Company, which may be construed as misrepresentations, fraud, and/or personal violations of state and/or federal securities regulations. At that time the Board ordered that Interstate Transfer Company be advised to place a transfer halt on all shares of certain individuals and entities.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)     Financial Statements of Business Acquired.

             Not applicable.

     (b)     Pro Forma Financial Information.

             Not applicable.

     (c)     Exhibits.

                   Exhibit 5.1 Consent to Action by the Board of Directors dated December 6, 2001

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    37Point9

Date:  December 14, 2001            By: /s/ Douglas P. Brown
                                    -----------------------------------------
                                    Name: Douglas P. Brown
                                    Title: President